                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                       By:  /s/ Henry B. Schacht
                                            -------------------------------
                                       Name: Henry B. Schacht
                                       Title: Chairman of the Board
                                              and Chief Executive Officer

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Paul A. Allaire
                                               --------------------------
                                          Name: Paul A. Allaire
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Carla A. Hills
                                               --------------------------
                                          Name: Carla A. Hills
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Drew Lewis
                                               --------------------------
                                          Name: Drew Lewis
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Richard A. McGinn
                                               --------------------------
                                          Name: Richard A. McGinn
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Paul H. O'Neill
                                               --------------------------
                                          Name: Paul H. O'Neill
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Donald S. Perkins
                                               --------------------------
                                          Name: Donald S. Perkins
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Franklin A. Thomas
                                               --------------------------
                                          Name: Franklin A. Thomas
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/  John A. Young
                                               --------------------------
                                          Name: John A. Young
                                          Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including a equal number of Preferred Stock Purchase Rights) set opposite each of the plans listed below:

      Benefit Plan                                          Common Shares

      Lucent Technologies Inc.                              15 million
      Global Founders Grant Stock Option Plan

      Lucent Technologies Inc.                              15 million
      1997 Annual Long Term Incentive Plan

; and

      WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Florence
L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of December, 1996.


                                          By:  /s/ Donald K. Peterson
                                               --------------------------
                                          Name: Donald K. Peterson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer